                                                                  EXHIBIT 17 (b)
                                    Officers
                             Van Kampen Funds Inc.


NAME                                         OFFICE                                       LOCATION
----                                         ------                                       --------
Don G. Powell                        Chairman                                          Houston, TX

Richard F. Powers, III               Chief Executive Officer                           Oakbrook Terrace, IL
John H. Zimmerman                    President                                         Oakbrook Terrace, IL
Douglas B. Gehrman                   Executive Vice President                          Houston, TX
Ronald A. Nyberg                     Executive Vice President, General                 Oakbrook Terrace, IL
                                     Counsel & Assistant Secretary
William R. Rybak                     Executive Vice President & Chief                  Oakbrook Terrace, IL
                                     Financial Officer
Paul R. Wolkenberg                   Executive Vice President                          Houston, TX

Laurence J. Althoff                  Sr. Vice President & Controller                   Oakbrook Terrace, IL
John. E. Doyle                       Sr. Vice President                                Oakbrook Terrace, IL
Gary R. DeMoss                       Sr. Vice President                                Oakbrook Terrace, IL
Richard G. Gold                      Sr. Vice President                                Annapolis, MD
Scott E. Martin                      Sr. Vice President, Deputy General                Oakbrook Terrace, IL
                                     Counsel & Secretary
Mark T. McGannon                     Sr. Vice President                                Oakbrook Terrace, IL
Charles G. Millington                Sr. Vice President & Treasurer                    Oakbrook Terrace, IL
Walter E. Rein                       Sr. Vice President                                Oakbrook Terrace, IL
Colette M. Saucedo                   Sr. Vice President                                Houston, TX
Frederick Shepherd                   Sr. Vice President                                Houston, TX
Steven P. Sorenson                   Sr. Vice President                                Oakbrook Terrace, IL
Michael L. Stallard                  Sr. Vice President                                Oakbrook Terrace, IL
Robert S. West                       Sr. Vice President                                Oakbrook Terrace, IL
Edward C. Wood                       Sr. Vice President and                            Oakbrook Terrace, IL
                                     Chief Operating Officer

Glenn M. Cackovic                    1st Vice President                                Laguna Nigel, CA
Eric J. Hargens                      1st Vice President                                Orlando, FL
David B. Hogaboom                    1st Vice President                                Oakbrook Terrace, IL
Dominic C. Martellaro                1st Vice President                                Danville, CA
Carl Mayfield                        1st Vice President                                Oakbrook Terrace, IL
Mark R. McClure                      1st Vice President                                Oakbrook Terrace, IL
James J. Ryan                        1st Vice President                                Oakbrook Terrace, IL
George J. Vogel                      1st Vice President                                Oakbrook Terrace, IL
Patrick J. Woelfel                   1st Vice President                                Oakbrook Terrace, IL

Robert J. Abreu                      Vice President                                    New York, NY
James K. Ambrosio                    Vice President                                    Massapequa, NY
Brian P. Arcara                      Vice President                                    Buffalo, NY
Sheldon Barker                       Vice President                                    Moon, PA
Patricia A. Bettlach                 Vice President                                    Chesterfield, MO
Carol S. Biegel                      Vice President                                    Oakbrook Terrace, IL
Christopher M. Bisaillon             Vice President                                    Oakbrook Terrace, IL
Michael P. Boos                      Vice President                                    Oakbrook Terrace, IL
James J. Boyne                       Vice President, Associate General                 Oakbrook Terrace, IL
                                     Counsel & Assistant Secretary
Robert C. Brooks                     Vice President                                    Oakbrook Terrace, IL
William F Burke, Jr.                 Vice President                                    Mendham, NJ
Loren Burket                         Vice President                                    Plymouth, MN
Christine Cleary Byrum               Vice President                                    Tampa, FL
Joseph N. Caggiano                   Vice President                                    New York, NY

Daniel R. Chambers                      Vice President                               Austin, TX
Richard J. Charlino                     Vice President                               Houston, TX
Deanna Margaret Chiaro                  Vice President                               Oakbrook Terrace, IL
Scott A. Chriske                        Vice President                               Plano, TX
German Clavijo                          Vice President                               Atlanta, GA
Eleanor M. Cloud                        Vice President                               Oakbrook Terrace, IL
Dominick Cogliandro                     Vice President & Asst. Treasurer             New York, NY
Michael Colston                         Vice President                               Louisville, KY
Suzanne Cummings                        Vice President                               Oakbrook Terrace, IL
Nicholas Dalmaso                        Vice President, Associate                    Oakbrook Terrace, IL
                                        General Counsel & Asst. Secretary
Tracey M. DeLusant                      Vice President                               New York, NY
Michael E. Eccleston                    Vice President                               Oakbrook Terrace, IL
Jonathan Eckard                         Vice President                               Tampa, FL
Huey P. Falgout, Jr.                    Vice President, Assistant                    Houston, TX
                                        Secretary and Senior Attorney
Charles Edward Fisher                   Vice President                               Naperville, IL
William J. Fow                          Vice President                               Redding, CT
Nicholas J. Foxhoven                    Vice President                               Englewood, CO
Charles Friday                          Vice President                               Gibsonia, PA
Timothy D. Griffith                     Vice President                               Kirkland, WA
Kyle D. Haas                            Vice President                               Oakbrook Terrace, IL
Daniel Hamilton                         Vice President                               Austin, TX
John G. Hansen                          Vice President                               Oakbrook Terrace, IL
Joseph Hays                             Vice President                               Cherry Hill, NJ
Daniel M. Hazard                        Vice President                               Huntington Beach, CA
Gregory Heffington                      Vice President                               Ft. Collins, CO
Susan J. Hill                           Vice President and Senior Attorney           Oakbrook Terrace, IL
Thomas R. Hindelang                     Vice President                               Gilbert, AZ
Bryn M. Hoggard                         Vice President                               Houston, TX
Robert S. Hunt                          Vice President                               Phoenix, MD
Lowell Jackson                          Vice President                               Norcross, GA
Kevin G. Jajuga                         Vice President                               Baltimore, MD
Jeffrey S. Kinney                       Vice President                               Overland Park, KS
Dana R. Klein                           Vice President                               Oakbrook Terrace, IL
Frederick Kohly                         Vice President                               Miami, FL
David R. Kowalski                       Vice President & Director                    Oakbrook Terrace, IL
                                        of Compliance
Richard D. Kozlowski                    Vice President                               Atlanta, GA
Bradford N. Langs                       Vice President                               Oakbrook Terrace, IL
Patricia D. Lathrop                     Vice President                               Tampa, FL
Brian Laux                              Vice President                               Staten Island, NY
Tony E. Leal                            Vice President                               Daphne, AL
S. William Lehew III                    Vice President                               Charlotte, NC
Eric Levinson                           Vice President                               San Francisco, CA
Jonathan Linstra                        Vice President                               Oakbrook Terrace, IL
Richard M. Lundgren                     Vice President                               Oakbrook Terrace, IL
Walter Lynn                             Vice President                               Flower Mound, TX
Kevin S. Marsh                          Vice President                               Bellevue, WA
Linda S. MacAyeal                       Vice President and Senior Attorney           Oakbrook Terrace, IL
Brooks D. McCartney                     Vice President                               Puyallup, WA
Anne Therese McGrath                    Vice President                               Los Gatos, CA
Maura A. McGrath                        Vice President                               New York, NY
John Mills                              Vice President                               Kenner, LA

Ted Morrow                      Vice President                              Dallas, TX
Robert Muller, Jr.              Vice President                              Cypress, TX
Peter Nicholas                  Vice President                              Beverly, MA
Michael D. Ossmen               Vice President                              Oakbrook Terrace, IL
Todd W. Page                    Vice President                              Oakbrook Terrace, IL
Gregory S. Parker               Vice President                              Houston, TX
Christopher Petrungaro          Vice President                              Oakbrook Terrace, IL
Anthony Piazza                  Vice President                              Old Bridge, NJ
Ronald E. Pratt                 Vice President                              Marietta, GA
Craig S. Prichard               Vice President                              Fairlawn, OH
Daniel D. Reams                 Vice President                              Royal Oak, MI
Michael W. Rohr                 Vice President                              Oakbrook Terrace, IL
Jeffrey L. Rose                 Vice President                              Houston, TX
Suzette N. Rothberg             Vice President                              Plymouth, MN
Jeffrey Rourke                  Vice President                              Oakbrook Terrace, IL
Thomas Rowley                   Vice President                              St. Louis, MO
Heather R. Sabo                 Vice President                              Richmond, VA
Stephanie Scarlata              Vice President                              Bedford Corners, NY
Andrew J. Scherer               Vice President                              Oakbrook Terrace, IL
Ronald J. Schuster              Vice President                              Tampa, FL
Gwen L. Shaneyfelt              Vice President                              Oakbrook Terrace, IL
Jeffrey C. Shirk                Vice President                              Swampscott, MA
Traci T. Sorensen               Vice President                              Oakbrook Terrace, IL
Kimberly M. Spangler            Vice President                              Fairfax, VA
Darren D. Stabler               Vice President                              Phoenix, AZ
Christopher J. Staniforth       Vice President                              Leawood, KS
Gary R. Steele                  Vice President                              Philadelphia, PA
Richard Stefanec                Vice President                              Los Angeles, CA
James D. Stevens                Vice President                              North Andover, MA
William C. Strafford            Vice President                              Granger, IN
Mark A. Syswerda                Vice President                              Oakbrook Terrace, IL
David A. Tabone                 Vice President                              Scottsdale, AZ
James C. Taylor                 Vice President                              Naperville, IL
John F. Tierney                 Vice President                              Oakbrook Terrace, IL
Curtis L. Ulvestad              Vice President                              Red Wing, MN
Todd Volkman                    Vice President                              Austin, TX
Daniel B. Waldron               Vice President                              Oakbrook Terrace, IL
Jeff Warland                    Vice President                              Oakbrook Terrace, IL
Weston B. Wetherell             Vice President, Assoc. General              Oakbrook Terrace, IL
                                Counsel & Asst. Secretary
Harold Whitworth, III           Vice President                              Oakbrook Terrace, IL
Thomas M. Wilson                Vice President                              Oakbrook Terrace, IL
Barbara A. Withers              Vice President                              Oakbrook Terrace, IL
David M. Wynn                   Vice President                              Phoenix, AZ
James R. Yount                  Vice President                              Mercer Island, WA
Patrick M. Zacchea              Vice President                              Oakbrook Terrace, IL

Scott F. Becker                 Asst. Vice President                        Oakbrook Terrace, IL
Brian E. Binder                 Asst. Vice President                        Oakbrook Terrace, IL
Joan E. Blackwood               Asst. Vice President                        Oakbrook Terrace, IL
Billie J. Bronaugh              Asst. Vice President                        Houston, TX
Gregory T. Brunk                Asst. Vice President                        Oakbrook Terrace, IL
Gina Costello                   Asst. Vice President & Asst. Secretary      Oakbrook Terrace, IL
Sarah K. Gieser                 Asst. Vice President                        Oakbrook Terrace, IL
Walter C. Gray                  Asst. Vice President                        Houston, TX
Valri G. Hamilton               Asst. Vice President                        Houston, TX
Laurie L. Jones                 Asst. Vice President                        Houston, TX

Robin R. Jordan                                 Asst. Vice President                     Oakbrook Terrace, IL
Ivan R. Lowe                                    Asst. Vice President                     Houston, TX
Pamela D. Meyer                                 Asst. Vice President                     Phoenix, AZ
Stuart R. Moehlman                              Asst. Vice President                     Houston, TX
Cathy Napoli                                    Asst. Vice President                     Oakbrook Terrace, IL
Steven R. Norvid                                Asst. Vice President                     Oakbrook Terrace, IL
Vincent M. Pellegrini                           Asst. Vice President                     Oakbrook Terrace, IL
Christine K. Putong                             Asst. Vice President & Asst. Secretary   Oakbrook Terrace, IL
David P. Robbins                                Asst. Vice President                     Oakbrook Terrace, IL
Regina Rosen                                    Asst. Vice President                     Oakbrook Terrace, IL
Pamela S. Salley                                Asst. Vice President                     Houston, TX
Vanessa M. Sanchez                              Asst. Vice President                     Oakbrook Terrace, IL
Thomas J. Sauerborn                             Asst. Vice President                     New York, NY
Bruce Saxon                                     Asst. Vice President                     Oakbrook Terrace, IL
David T. Saylor                                 Asst. Vice President                     Oakbrook Terrace, IL
Christina L. Schmieder                          Asst. Vice President                     Oakbrook Terrace, IL
Lauren B. Sinai                                 Asst. Vice President                     Oakbrook Terrace, IL
Kristen L. Transier                             Asst. Vice President                     Houston, TX
David H. Villarreal                             Asst. Vice President                     Oakbrook Terrace, IL
Sharon M. C. Wells                              Asst. Vice President                     Oakbrook Terrace, IL

Elizabeth M. Brown                              Officer                                  Houston, TX
John Browning                                   Officer                                  Oakbrook Terrace, IL
Leticia George                                  Officer                                  Houston, TX
William D. McLaughlin                           Officer                                  Houston, TX
Rebecca Newman                                  Officer                                  Houston, TX
Theresa M. Renn                                 Officer                                  Oakbrook Terrace, IL
Larry Vickrey                                   Officer                                  Houston, TX
John Yovanovic                                  Officer                                  Houston, TX

                                   DIRECTORS

                             VAN KAMPEN FUNDS INC.




NAME                     OFFICE                     LOCATION
-------------------      ------------------------   ----------------------------
Don G. Powell            Chairman                   2800 Post Oak Blvd.
                                                    Houston, TX 77056

Richard F. Powers, III   Chief Executive Officer    One Parkview Plaza
                                                    Oakbrook Terrace, IL 60181

John H. Zimmerman        President                  One Parkview Plaza
                                                    Oakbrook Terrace, IL 60181

Ronald A. Nyberg         Executive Vice President,  One Parkview Plaza
                         General Counsel            Oakbrook Terrace, IL 60181
                         & Assistant Secretary

William R. Rybak         Executive Vice President   One Parkview Plaza
                         & Chief Financial Officer  Oakbrook Terrace, IL 60181